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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported):       March 20, 1995
                                                        ----------------------



               SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
            (Exact Name of Registrant as Specified in Charter)
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           Colorado                  0-19889           #84-1145140
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  (State or Other Jurisdiction    (Commissions        (IRS Employer
      of Incorporation)            File Number)      Identification No.)



 Bell Cablemedia House, Upton Road,  Watford,  Hertfordshire    England WD17EL
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(Address of Principal Executive Offices)                          (Zip Code)



   Registrant's telephone number, including area code: 011-1923-444-000
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                      Jones United Kingdom Fund, Ltd.
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       (Former Name or Former Address, if Changed Since Last Report)

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Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

   On March 20, 1995, South Hertfordshire United Kingdom Fund, Ltd. (the "Registrant") engaged a new auditor, Touche Ross & Co. The new auditor is already engaged by Fawnspring Limited, the general partner of the Registrant, and as such already audits the accounts of Bell Cablemedia (South Hertfordshire) Limited, shares of which constitute the Registrant's primary operating assets. The efficiencies created by Touche Ross & Co.'s current relationship were the reason for their engagement and the change from the prior auditors, Arthur Andersen LLP.

   Arthur Andersen LLP resigned as auditor of the Registrant by letter dated March 20, 1995. Arthur Andersen LLP's reports on the financial statements of the Registrant for the fiscal years ended December 31, 1993 and 1992, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to any uncertainty, audit scope or accounting principal.
Moreover, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused it to make reference to the subject matter of such disagreement in connection with such reports.

   In accordance with Item 304(a)(3) of the Regulation S-K, the Registrant has furnished Arthur Andersen LLP with a copy of this report on Form 8-K and has requested Arthur Andersen LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether Arthur Andersen LLP agrees with the statements made by the Registrant herein, and, if not, stating the respects in which it does not agree.

   See attached reply letters from Arthur Andersen LLP as exhibits to this filing.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 By:   FAWNSPRING LIMITED,
                                         its General Partner


                                 By:   /s/ William D. Anderson
                                       -----------------------
                                       William D. Anderson
                                       Director


Date:   March 24, 1995


                                 EXHIBIT INDEX


Exhibit
Number       Description
_______      ___________

1-a.         Reply letter of Arthur Andersen LLP dated March 20, 1995.
1-b.         Reply letter of Arthur Andersen LLP dated March 20, 1995.